UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 31, 2005
(Date of earliest event reported)

Offshore Logistics, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31617	72-0679819
(Commission File Number)	(IRS Employer
Identification No.)
2000 W. Sam Houston Parkway South Suite 1700
Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

(713) 267-7600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Offshore Logistics, Inc. (the “Company”) announced today that on October 31, 2005, Brian C. Voegele notified the Company that he intended to resign from his positions as Senior Vice President, Chief Financial Officer, Principal Accounting Officer, Secretary, and Treasurer of the Company to pursue an opportunity as the Chief Financial Officer of a much larger oilfield services company. Mr. Voegele expects to remain at Offshore Logistics for approximately another month and will continue to fulfill his responsibilities during that time.

Item 7.01. Regulation FD Disclosure.

        On November 1, 2005, Offshore Logistics, Inc. issued a press release, a copy of which has been furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press Release dated November 1, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2005

OFFSHORE LOGISTICS, INC. (Registrant) /s/ William E. Chiles —————————————— William E. Chiles Chief Executive Officer